Exhibit 10.2

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors (the "Guarantors") hereby acknowledges and consents to the foregoing First Amendment as of March 23, 2003, and agrees that each of (a) the Guaranty dated as of February 28, 2002 from the Parent and each Domestic Subsidiary; (b) the Guaranty dated as of February 28, 2002 from Watts Ocean B.V.; (c) the Guaranty dated as of February 28, 2002 from Watts Cazzaniga Spa; and (d) the Guaranty dated as of April 22, 2002 from Watts Intermes Srl remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

                                        WATTS INDUSTRIES, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS PREMIER, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS SPACEMAKER, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS RADIANT, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        ANDERSON-BARROWS METALS CORPORATION


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS DRAINAGE PRODUCTS, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WEBSTER VALVE, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS DISTRIBUTION COMPANY, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        JAMECO INDUSTRIES, INC.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS INVESTMENT COMPANY


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS OCEAN B.V.


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS CAZZANIGA SPA


                                        By:
                                            -------------------------------
                                             Title:

                                        WATTS INTERMES SRL


                                        By:
                                            -------------------------------
                                             Title:

                                        HUNTER INNOVATIONS, INC.


                                        By:
                                            -------------------------------
                                             Title: